PROPOSED TRANSACTION	12 Months Ended
Nov. 30, 2021
Proposed Transaction
PROPOSED TRANSACTION

32.  PROPOSED TRANSACTION

a)	On June 7, 2021, the Company entered into a Letter of Intent with Filmdab, Inc., operating as Filmocracy (“Filmocracy”) for the Company to acquire 100% of the issued and outstanding shares of Filmocracy by issuing up to 1,250,000 common shares of the Company to the shareholders of Filmocracy. 25% of the consideration shares will be issued to the shareholders of Filmocracy on closing of the proposed transaction while the remainder will be issued based on Filmocracy achieving certain revenue targets over a six year period (“Filmocracy Transaction”). The Company and Filmocracy are currently negotiating the terms for the definitive agreement.

In connection with the proposed Filmocracy Transaction, on September 17, 2021, and subsequently extended on December 17, 2021, February 15, 2022, and March 31, 2022, the Company entered into an agreement with Filmocracy for $608,735 whereby the Company will advance $608,735 to Filmocracy as follows: (1) $244,292 upon the date of the agreement (advanced September 21, 2021); (2) $190,594 on the first month anniversary (advanced October 25, 2021); and (3) $173,849 on the second month anniversary (not yet advanced). The agreement bears interest at 6% per annum, is due on the earlier of April 30, 2022 or 30 days following the termination of the Filmocracy Transaction, and is secured by a general security agreement over certain assets. In the event that the proposed transaction does not close, all amounts outstanding shall bear interest at 24% per annum. As at November 30, 2021, the Company has accrued $3,930 of interest income in connection with this advance for acquisition.